UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

BLACK KNIGHT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37394	81-5265638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of principal executive offices)

(Zip Code)

(904) 854-5100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BKI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 7, 2023, Black Knight, Inc., a Delaware corporation (“Black Knight”), entered into Amendment No. 1 (the “Amendment”) to the previously announced Agreement and Plan of Merger, dated as of May 4, 2022 (the “Original Agreement” and, as amended by the Amendment, the “Merger Agreement”), with Intercontinental Exchange, Inc., a Delaware corporation (“ICE”), and Sand Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of ICE (“Sub”). As previously disclosed, pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Sub will merge with and into Black Knight (the “Merger” and, collectively with the other transactions contemplated by the Merger Agreement, the “Merger Transactions”), with Black Knight continuing as the surviving corporation and as a wholly owned subsidiary of ICE. The Amendment was entered into in connection with the Divestiture Agreement, as described in Item 8.01 of this Current Report on Form 8-K.

Pursuant to the Amendment, Black Knight, ICE and Sub have agreed to reduce the per share merger consideration to be paid by ICE at the effective time of the Merger (the “Effective Time”) such that each share of common stock, par value $0.0001 per share, of Black Knight (the “Black Knight Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Black Knight Common Stock held by Black Knight as treasury stock, by any of Black Knight’s subsidiaries (other than with respect to Black Knight’s Employee Stock Purchase Plan), by ICE or any of ICE’s subsidiaries (including Sub), or by any holder who has properly exercised and perfected such holder’s demand for appraisal rights under Section 262 of the General Corporation Law of the State of Delaware and not effectively withdrawn or lost such holder’s rights to appraisal (collectively, “Excluded Shares”), which, in each case, will be treated as described in the Merger Agreement), will be converted into, at the election of the holder thereof, the right to receive the following consideration:

•

(i) an amount in cash equal to the sum, rounded to the nearest one tenth of a cent, of (x) $68.00 plus (y) the product, rounded to the nearest one tenth of a cent, of 0.0682 multiplied by the average of the volume weighted averages of the trading prices of ICE Common Stock (as defined below) on the New York Stock Exchange on each of the ten consecutive trading days ending on (and including) the trading day that is three trading days prior to the date on which the Effective Time occurs (the “Average ICE Stock Price”) (such amount, the “Per Share Cash Consideration”);

•

(ii) a number of validly issued, fully paid and nonassessable shares of common stock, par value $0.01 per share, of ICE (the “ICE Common Stock”) as is equal to the quotient, rounded to the nearest one ten thousandth, of (x) the Per Share Cash Consideration divided by (y) the Average ICE Stock Price (such number of shares, the “Per Share Stock Consideration”); or

•	(iii) if no election is made by such holder, such Per Share Stock Consideration or Per Share Cash Consideration as is determined in accordance with the proration mechanism described below.

The election right for the holders of shares of Black Knight Common Stock will be subject to proration in accordance with the terms of the Merger Agreement such that (a) the total number of shares of Black Knight Common Stock to be converted into the right to receive the Per Share Cash Consideration will be equal to the quotient, rounded down to the nearest whole share, of $10,505,000,000.00 divided by the Per Share Cash Consideration and (b) all shares of Black Knight Common Stock not receiving the Per

Share Cash Consideration (other than Excluded Shares) will be converted into the right to receive the Per Share Stock Consideration. No fractional shares of ICE Common Stock will be issued in the Merger, and holders of Black Knight Common Stock will receive cash in lieu of any fractional shares of ICE Common Stock to which they otherwise would have been entitled, based on the Average ICE Stock Price.

The Amendment also modifies the limitations set forth in the Original Agreement on ICE’s obligations with respect to obtaining antitrust clearance. Pursuant to the Amendment, ICE’s obligation to use its “reasonable best efforts” to obtain U.S. antitrust clearance specifically requires ICE to (1) (a) effect the transactions contemplated by the Divestiture Agreement and the ancillary agreements related thereto and (b) if the Divestiture Agreement is terminated for any reason prior to the earlier to occur of the closing of the Merger (the “Closing”) and the termination of the Merger Agreement, use reasonable best efforts to enter into a new agreement with a new purchaser, whose acquisition of Black Knight’s Empower loan origination system (LOS) business, including its Exchange, LendingSpace and AIVA solutions (the “Divested Business” and the products thereof, the “Divested Business Products”), would not raise material antitrust concerns, and consummate the transactions contemplated thereby providing for the divestiture of the Divested Business and the Divested Business Products, and (2) litigate against any governmental entity or private party challenging the Merger Transactions under any U.S. antitrust law in any litigation, action or proceeding that seeks to prevent, materially impede or materially delay the consummation of the Merger Transactions and seek to have vacated, lifted, reversed or overturned any injunction or order that prohibits, prevents or restricts the consummation of the Merger Transactions.

Pursuant to the Amendment, in addition to the circumstances specified in the Original Agreement under which ICE is required to pay a $725,000,000 termination fee to Black Knight upon termination of the Merger Agreement, ICE is also required to pay the $725,000,000 termination fee to Black Knight if the Merger Agreement is terminated by Black Knight or ICE because Black Knight’s stockholders fail to approve the adoption of the Merger Agreement at a duly convened meeting of Black Knight’s stockholders held for that purpose, unless such failure occurs following the public announcement of a competing takeover proposal or following an adverse change in the Black Knight Board of Directors’ recommendation to its stockholders. In addition, the Amendment eliminates Black Knight’s obligation to reimburse up to $40,000,000 of ICE’s expenses if the Merger Agreement is terminated by either Black Knight or ICE as a result of a failure to obtain the approval by Black Knight’s stockholders of the adoption of the Merger Agreement at a duly convened meeting of Black Knight’s stockholders held for that purpose.

The Amendment also replaces the provision of the Original Agreement that would permit either party to terminate the Merger Agreement if the Merger has not been consummated on or before May 4, 2023, subject to two automatic extensions under certain circumstances, with a provision that permits each of Black Knight and ICE to terminate the Merger Agreement if the Merger has not been consummated by November 4, 2023.

Pursuant to the Amendment, each party has certified to the other that such party’s closing conditions with respect to the accuracy of its representations and performance of its covenants, and the absence of a Material Adverse Effect or Parent Material Adverse Effect, as applicable (each, as defined in the Merger Agreement), would be satisfied as of March 7, 2023 if the Closing were to occur on March 7, 2023. In addition, Black Knight, ICE and Sub have also agreed to not assert that any of such party’s closing conditions with respect to the accuracy of the other party’s representations and performance of such other party’s covenants, and the absence of a Material Adverse Effect or Parent Material Adverse Effect, as applicable, are not satisfied at the Closing as a result of occurrences and facts that such party had knowledge of as of the date of the Amendment.

The obligation of the parties to consummate the Merger is subject to customary conditions, including, among others, the adoption of the Merger Agreement (as amended by the Amendment) by Black Knight’s stockholders. Pursuant to the Amendment, the parties have agreed to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) as promptly as practicable after the execution of the Amendment a post-effective amendment to the registration statement on Form S-4 filed by ICE that was declared effective by the SEC on August 19, 2022 (Registration Number 333-265709) in connection with the Merger Transactions, in which an updated proxy statement, which will be sent to the stockholders of Black Knight relating to the meeting of the Black Knight’s stockholders to be held to consider adoption of the Merger Agreement (as amended by the Amendment), will be included as a prospectus.

Other than as expressly modified pursuant to the Amendment, the Original Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Black Knight with the SEC on May 5, 2022, remains in full force and effect. The foregoing description of the Amendment, the Merger Agreement and the Merger Transactions does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference, and the Original Agreement.

Item 8.01	Other Events.

In connection with entering into the Amendment, on March 7, 2023, at the request of ICE, Black Knight entered into an Equity Purchase Agreement (the “Divestiture Agreement”) with Constellation Web Solutions Inc., a Delaware corporation and a subsidiary of Constellation Software Inc. (“Constellation”), and ICE (solely for the purposes set forth in the Divestiture Agreement) in furtherance of the transactions contemplated by the Merger Agreement. Black Knight and ICE are executing the Divestiture Agreement in order to seek to address certain antitrust concerns raised by the U.S. Federal Trade Commission regarding the transactions contemplated by the Merger Agreement.

Pursuant to the terms and subject to the conditions set forth in the Divestiture Agreement, after the Closing, Constellation will purchase the Divested Business and the Divested Business Products from Black Knight (collectively with the other transactions contemplated by the Divestiture Agreement, the “Divestiture Transaction”). Consummation of the Divestiture Transaction is subject to customary closing conditions, including but not limited to the prior completion of the Merger.

The Divestiture Agreement contemplates that, at the closing of the Divestiture Transaction, Black Knight and Constellation will enter into (i) a commercial agreement, pursuant to which Black Knight will grant to Constellation a right to resell certain products retained by Black Knight at the closing of the Divestiture Transaction that are currently sold by Black Knight on a “bundled” basis with Divested Business Products, and (ii) a transition services agreement, pursuant to which Black Knight will provide customary transition services to Constellation for a transitional period after the closing of the Divestiture Transaction.

The Divestiture Agreement contains customary representations, warranties and covenants, including the agreement of Black Knight to use commercially reasonable efforts to operate the Divested Business in the ordinary course during the period between the execution of the Divestiture Agreement and the closing of the Divestiture Transaction, subject to certain exceptions.

The Divestiture Agreement contains specified termination rights for Black Knight and Constellation, including, among others, the right to terminate the Divestiture Agreement if the Merger Agreement is terminated in accordance with its terms or if the Divestiture Transaction has not been consummated by May 18, 2024.

On March 7, 2023, Black Knight, ICE and Constellation issued a joint press release announcing the entry into the Amendment and the Divestiture Agreement. A copy of the joint press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1, dated as of March 7, 2023, to the Agreement and Plan of Merger, dated as of May 4, 2022, among Intercontinental Exchange, Inc., Sand Merger Sub Corporation and Black Knight, Inc.

99.1	Joint press release issued by Black Knight, Inc., Intercontinental Exchange, Inc. and Constellation Software Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about Black Knight, Inc.’s (“Black Knight”) or Intercontinental Exchange, Inc.’s (“ICE”) plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the proposed acquisition of Black Knight by ICE (the “Transaction”), including future financial and operating results, Black Knight’s or ICE’s plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, the expected form and timing of debt financing to fund the Transaction and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in Black Knight’s and ICE’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of Black Knight or ICE to terminate the definitive merger agreement governing the terms and conditions of the Transaction, as amended by the parties on March 7, 2023; the outcome of any legal proceedings that may be instituted against Black Knight or ICE; the possibility that the Transaction does not close when expected or at all because required regulatory, stockholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Black Knight or ICE or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic, political and market conditions, interest and exchange rates, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Black Knight and ICE operate; the ability to promptly and effectively integrate the businesses of Black Knight with those of ICE; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Black Knight’s or ICE’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; ICE’s ability to complete the contemplated debt financing on a timely basis, on favorable terms or at all; and the impact of the global COVID-19 pandemic on Black Knight’s or ICE’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause Black Knight’s or ICE’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Black Knight’s or ICE’s results.

All forward-looking statements attributable to Black Knight or ICE, or persons acting on Black Knight’s or ICE’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and Black Knight and ICE do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If Black Knight or ICE update one or more forward-looking statements, no inference should be drawn that Black Knight or ICE will make additional updates with respect to those or other forward-looking statements. Further information regarding Black Knight, ICE and factors which could affect the forward-looking statements contained herein can be found in Black Knight’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC, and in ICE’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its other filings with the SEC.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with Amendment No. 1 to the Agreement and Plan of Merger, dated as of March 7, 2023, among Black Knight, ICE and Sand Merger Sub Corporation (the “Amended Merger Agreement”), ICE will file with the SEC a post-effective amendment to the Registration Statement on Form S-4 (as amended by the post-effective amendment, the “Amended Registration Statement”), which was previously declared effective by the SEC on August 19, 2022, to register the shares of ICE common stock to be issued in connection with the Transaction. The Amended Registration Statement will include an updated proxy statement of Black Knight that also constitutes a prospectus of ICE. THE AMENDED MERGER AGREEMENT NECESSITATES A NEW VOTE BY BLACK KNIGHT’S STOCKHOLDERS IN CONNECTION WITH THE TRANSACTION, AND THE PROXY STATEMENT/PROSPECTUS REFERENCED HEREIN WILL BE A PROXY STATEMENT/PROSPECTUS FOR A NEW SPECIAL MEETING WITH RESPECT TO SUCH NEW VOTE.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE AMENDED REGISTRATION STATEMENT ON FORM S-4 AND THE UPDATED PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE AMENDED REGISTRATION STATEMENT ON FORM S-4 WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE UPDATED PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING BLACK KNIGHT, ICE, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by Black Knight or ICE through the website maintained by the SEC at http://www.sec.gov or from Black Knight at its website, www.blackknightinc.com, or from ICE at its website, www.theice.com. Documents filed with the SEC by Black Knight will be available free of charge by accessing Black Knight’s website at www.blackknightinc.com under the tab “Investors” and then under the heading “Financials—SEC Filings” or, alternatively, by directing a request by mail or telephone to Black Knight, Inc., 601 Riverside Avenue, Jacksonville, Florida 32204, Attention: Investor Relations, (904) 854-5100, and documents filed with the SEC by ICE will be available free of charge by accessing ICE’s website at www.theice.com and following the link for “Investor Relations” or, alternatively, by directing a request by mail or telephone to Intercontinental Exchange, Inc., 5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328, Attention: Investor Relations, (770) 857-4700, or by email to investors@ice.com.

PARTICIPANTS IN THE SOLICITATION

Black Knight, ICE, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Black Knight in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of Black Knight and ICE and other persons who may be deemed to be participants in the solicitation of stockholders of Black Knight in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the updated proxy statement/prospectus related to the Transaction. Additional information about Black Knight, the directors and executive officers of Black Knight and their ownership of Black Knight common stock is also set forth in the definitive proxy statement for Black Knight’s 2022 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on April 28, 2022, and other documents subsequently filed by Black Knight with the SEC. Additional information about ICE, the directors and executive officers of ICE and their ownership of ICE common stock can also be found in ICE’s definitive proxy statement in connection with its 2022 Annual Meeting of Stockholders, as filed with the SEC on March 25, 2022, and other documents subsequently filed by ICE with the SEC. Free copies of these documents may be obtained as described above.

NO OFFER OR SOLICITATION

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK KNIGHT, INC.

By:	/s/ Kirk T. Larsen
Name: Kirk T. Larsen
Title: President and Chief Financial Officer

Date: March 7, 2023